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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 2, 2000 included in the Company's Form 10-K for the fiscal year ended December 31, 2000 and to all references to our firm included in this Registration Statement.




                                             VIRCHOW, KRAUSE & COMPANY, LLP
                                       -----------------------------------------
                                         /s/ Virchow, Krause & Company, LLP


Minneapolis, Minnesota
July 17, 2001